SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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COGNEX CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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COGNEX CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on December 6, 2011

To the Shareholders:

A Special Meeting of the Shareholders of COGNEX CORPORATION will be held at 9:00 a.m. local time on Tuesday, December 6, 2011, at Cognex’s headquarters at One Vision Drive, Natick, Massachusetts, to consider and vote on a proposal to approve the Cognex Corporation 2001 General Stock Option Plan, as Amended and Restated.

The Board of Directors has fixed the close of business on October 10, 2011 as the record date for the meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY TELEPHONE, VIA THE INTERNET, OR BY COMPLETING AND RETURNING A PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

Anthony J. Medaglia, Jr., Secretary

Natick, Massachusetts
October ● , 2011

Important

Please note that due to security procedures, you may be required to show a form of picture identification to gain access to Cognex’s headquarters. Please contact the Cognex Department of Investor Relations at (508) 650-3000 if you plan to attend the meeting.

COGNEX CORPORATION
PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING
AND VOTING PROCEDURES

General

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Cognex Corporation (“Cognex”) for use at the Special Meeting of Shareholders to be held at 9:00 a.m. local time on Tuesday, December 6, 2011, at our headquarters at One Vision Drive, Natick, Massachusetts 01760, and at any adjournments or postponements of that meeting. Our telephone number is (508) 650-3000. At this special meeting, shareholders will consider and vote on a proposal to approve the Cognex Corporation 2001 General Stock Option Plan, as Amended and Restated.

This proxy statement is first being made available to our shareholders on or about October ., 2011.

Voting Rights and Quorum

Shareholders of record at the close of business on October 10, 2011 (the “Record Date”) are entitled to receive notice of and to vote at the meeting. As of the close of business on the Record Date, there were    ●    shares of our common stock outstanding and entitled to vote. Each outstanding share of our common stock entitles the record holder to one vote.

The holders of a majority in interest of our common stock outstanding on the Record Date for the meeting are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. Approval of the proposal requires a majority of the votes cast, following the determination of a quorum.

Treatment of Abstentions and Broker Non-Votes

We will count both abstentions and broker “non-votes” as present for the purpose of determining the existence of a quorum for the transaction of business. However, for the purpose of determining the number of shares voting on the proposal, we will not count abstentions and broker “non-votes” as votes cast or shares voting. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter.

Voting Your Shares

If you received a paper copy of the proxy materials, you may vote your shares by submitting the proxy card accompanying this material for use at the meeting. Please complete, date, sign and submit the proxy card as instructed. In addition, you may vote your shares by telephone or via the Internet by following the instructions included on the proxy card or on the Notice of Internet Availability of Proxy Materials. The Internet and telephone voting facilities for shareholders of record will close at 1:00 a.m., Eastern Time, on December 6, 2011.

Our Board of Directors recommends an affirmative vote on the proposal described in the notice for the meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner that you direct. If you do not specify instructions with respect to the matter to be acted upon at the special meeting, proxies will be voted in favor of the proposal to approve the 2001 General Stock Option Plan, as Amended and Restated, according to the Board of Directors’ recommendation set forth in this proxy statement.

Revocability of Proxies

You may revoke your proxy at any time before your proxy is voted at the meeting by:

•	giving written notice of revocation of your proxy to the Secretary of Cognex;

•	completing and submitting a new proxy card relating to the same shares and bearing a later date;

•	properly casting a new vote through the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•	attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

Expense of Solicitation

The cost of this solicitation will be borne by Cognex. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of Cognex (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals at our expense.

Investor Contact

If you have any questions about the special meeting or your ownership of our common stock, please contact our Director of Investor Relations, Susan Conway, at our principal executive offices in Natick, Massachusetts. Susan’s telephone number is (508) 650-3353 and her email address is susan.conway@cognex.com.

PROPOSAL 1:

APPROVAL OF AMENDMENTS TO THE COGNEX CORPORATION
2001 GENERAL STOCK OPTION PLAN

The Cognex Corporation 2001 General Stock Option Plan was adopted by our Board of Directors on December 11, 2001 and has been used to grant non-qualified stock options to employees who are not officers or directors of our company. Without shareholder approval, this plan would expire on December 10, 2011 although there are approximately    ●     shares of common stock still available for grant under the plan. On September 30, 2011, our Board of Directors approved amendments to the plan which, together with certain changes to conform the plan to current rules, regulations and practices, would extend the expiration date of the plan to September 29, 2021. We are asking shareholders to approve these amendments so that we can continue to make option grants from the shares that remain available under the plan. The proposed amendments are embodied in the 2001 General Stock Option Plan, as Amended and Restated (the “Amended Plan”), which is attached to this proxy statement as Appendix A.

Since our founding thirty years ago, stock options have played an instrumental role in Cognex becoming the largest and most successful machine vision company in the world. We believe that at the heart of our success has been our ability to recruit, retain and motivate the highest caliber employees. We have been able to do this, not by offering high salaries, starting bonuses or costly benefits, but by providing our employees with the opportunity to profit in a meaningful way in our company’s future success through the granting of stock options. We believe that providing employees with a direct stake in Cognex assures a closer identification of their interests with those of our company and its shareholders, thereby stimulating the efforts of our employees on our behalf and strengthening their desire to remain with Cognex.

We recognize that stock options increase the number of shares that are outstanding, and, therefore, they do increase the denominator in the earnings per share calculation. Because of that increase, some shareholders believe that the granting of stock options automatically decreases earnings per share (they often refer to this as “dilution”). However, for the past thirty years, stock options have helped us to increase our earnings...the numerator in the earnings per share calculation...not only by keeping salaries relatively low, but by maintaining high employee retention and morale and promoting a sense of employee ownership that has contributed to the success of our company. We believe that the impact of that increase in the numerator (earnings) has far outweighed the increase in the denominator (number of shares). The bottom line is that through our thirty-year history, we have found that the prudent granting of stock options is the most effective way of aligning the interests of our employees with those of our shareholders.

If the amendments to the 2001 General Stock Option Plan are not approved by shareholders, we believe that our inability to grant appropriate stock options will cause our company to be less profitable in the future. It will force us to (1) increase salaries substantially going forward, both to retain our existing staff and to hire new employees, and (2) discontinue an efficient and effective incentive program that has aligned the interests of our employees and shareholders and encouraged superior corporate performance over the long term. Thus, we believe that it is in the best interest of our company and shareholders to approve the amendments to the 2001 General Stock Option Plan as set forth in the Amended Plan and described in this proxy statement. We urge you to vote “FOR” our proposal which will allow Cognex to continue to hire the best-of-the-best and continue on our successful path.

As a final note, we want to say that we listen to our shareholders. Our Board of Directors and our named executive officers have always been, and will continue to be, sensitive to shareholders’ concerns about the increase in the number of outstanding shares caused by new option grants. During the past ten years, we have steadily reduced our net yearly option grants from 4.5% of average outstanding shares in fiscal 2001 to 2.2% of average outstanding shares in fiscal 2010. We intend to continue to actively manage our use of shares each year.

In addition to reducing the number of options granted each year, we have also substantially reduced share dilution by purchasing shares using the cash generated by the exercise of those employee options. During the period of 2001 to 2010, we utilized those proceeds to repurchase 11,481,227 shares of Cognex stock on the open market. As a result, the number of outstanding shares has decreased by 5% from December 31, 2000 to December 31, 2010.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE 2001 GENERAL STOCK OPTION PLAN AS SET FORTH IN THE AMENDED PLAN.

Summary of Material Features

The material features of the Amended Plan are:

•	The maximum number of shares of common stock to be issued under the Amended Plan remains at 7,110,000 and no new shares of common stock are proposed to be added to the Amended Plan. Of this total, approximately ● shares of common stock remained available for issuance under the Amended Plan as of the date of this proxy statement;

•	The award of stock options (including both incentive and non-qualified options) is permitted;

•	No option will have a term in excess of ten years;

•	No option repricing is permitted, including through cancellation and re-grants or cancellation of options in exchange for cash; and

•	The term of the Amended Plan will expire on September 29, 2021.

Based solely on the closing price of our common stock as reported by Nasdaq on    ●    , 2011, the maximum aggregate market value of the    ●     shares of common stock that remain available for issuance under the Amended Plan as of the date of this proxy statement is $    ●    . We intend to make our annual option grants to employees who are not officers or directors of our company prior to the special meeting, which will reduce the number of shares available for grant under the Amended Plan by approximately    ●     shares. In addition, we have 2,300,000 shares authorized for issuance under our 2007 Stock Option and Incentive Plan, of which    ●     shares were available for grant as of    ●    , 2011. This plan is primarily used to grant equity awards to our officers and directors, who are not eligible to participate in the Amended Plan.

The shares we issue under the Amended Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards under the Amended Plan that are forfeited, canceled, reacquired by Cognex prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the Amended Plan are added back to the shares of common stock available for issuance under the Amended Plan. However, shares of common stock tendered or held back upon exercise or settlement of an award to cover the exercise price of an award or tax withholding are not added back to the shares of common stock available for issuance under the Amended Plan.

Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan that is attached to this proxy statement as Appendix A.

Plan Administration.  The Amended Plan may be administered by the full Board or a committee consisting of two or more members of the Board. It is our current intention that the Amended Plan be administered by the Compensation Committee. Subject to the terms of the Plan, the Compensation Committee may determine the employees of Cognex and its subsidiaries (from among the class of eligible employees) to whom options may be granted, determine the time or times at which options may be granted, determine the option price of shares subject to each option, determine the time or times when each option shall become exercisable and the duration of the exercise period, determine the extent and nature of any restrictions on any options or shares, and determine the size of any options under the Amended Plan. Our Chief Executive Officer also has limited authority to grant stock options to employees eligible to participate in the Amended Plan.

Eligibility.  Persons eligible to participate in the Amended Plan will be those employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and not ten percent shareholders of our company, as selected from time to time by the Compensation Committee in its discretion. Approximately    ●     individuals are currently eligible to participate in the Amended Plan.

Stock Options.  The Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of our shares of common stock as reported on Nasdaq on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the

Compensation Committee. No option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee.

Upon exercise of an option, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee provided that the payment of the exercise price by delivery of common stock may be made only if such payment does not result in a charge for financial accounting purposes as determined by the Compensation Committee. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Change of Control Provisions.  The Amended Plan provides that upon the effectiveness of a “sale event” as defined in the Amended Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options will terminate unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In addition, in the case of a sale event in which our shareholders will receive cash consideration, we may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options. While the Compensation Committee has the discretion to accelerate the vesting of outstanding stock options under the Amended Plan, the Amended Plan does not provide for the automatic acceleration of vesting upon a sale event.

Adjustments for Stock Dividends, Stock Splits, Etc.  The Amended Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended Plan, to certain limits in the Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding.  Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that Cognex is required by law to withhold upon the exercise of options. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing us to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  Our Board may at any time amend or discontinue the Amended Plan and may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Unless otherwise approved by shareholders, the Compensation Committee may not reduce the exercise price of options or affect repricing through cancellation and re-grants or cancellation of options in exchange for cash.

Effective Date of Amended Plan.  Our Board adopted the Amended Plan on September 30, 2011, and the Amended Plan will continue in effect beyond December 10, 2011 if the amendments are approved by shareholders. No options may be granted under the Amended Plan after the date that is 10 years from the date of shareholder approval.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) Cognex will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price, and (2) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments.  The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to Cognex, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

New Plan Benefits

The following table provides information with respect to options granted under the 2001 General Stock Option Plan in the fiscal year ended December 31, 2010, to employees who are not officers or directors of our company. Our directors and executive officers are not eligible to participate in the plan. It is not possible to state the amount of options which will be granted under the Amended Plan because these grants are subject to the discretion of the Compensation Committee.

Name and Position	Dollar Value(1)	Number of Options	Exercise Price

Chief Executive Officer	—	—	—
Other named executive officers	—	—	—
All executive officers as a group	—	—	—
All non-executive officer directors as a group	—	—	—
Employees as a group (excluding executive officers and directors)	$6,271,006	858,885	$17.76 -$29.54

(1)	Represents the aggregate grant date fair value of options granted to employees who are not officers or directors, but disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The methodology and assumptions used to calculate the grant date fair value are described in Note 13, “Stock-Based Compensation” beginning on page 70 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The grant date fair value is recognized by Cognex as an expense for financial reporting purposes over the service-based vesting period.

Equity Compensation Plan Information

The following table provides information as of July 3, 2011 regarding shares of common stock that may be issued under our existing equity compensation plans.

				(C)
				Number of Securities
	(A)		(B)	Remaining Available for
	Number of Securities to		Weighted-Average	Future Issuance Under
	be Issued Upon Exercise		Exercise Price of	Equity Compensation Plans
	of Outstanding Options,		Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights	Reflected in Column (A))

Equity compensation plans approved by security holders	2,658,087	(1)	$20.86	1,492,360	(2)
Equity compensation plans not approved by security holders	1,532,093	(3)	24.36	5,570,640	(4)

Total	4,190,180		$22.14	7,063,000

(1)	Includes shares to be issued upon exercise of outstanding options under the 1991 Isys Controls, Inc. Long-Term Equity Incentive Plan, 1998 Stock Incentive Plan, 1998 Non-Employee Director Stock Option Plan, and 2007 Stock Option and Incentive Plan.

(2)	Includes shares remaining available for future issuance under the 2007 Stock Option and Incentive Plan.

(3)	Includes shares to be issued upon the exercise of outstanding options under the 2001 Interim General Stock Incentive Plan and the 2001 General Stock Option Plan.

(4)	Includes shares remaining available for future issuance under the 2001 General Stock Option Plan.

The 2001 General Stock Option Plan was adopted by our Board of Directors on December 11, 2001 without shareholder approval, as such approval was not required in 2001. The 2001 Interim General Stock Incentive Plan was adopted by our Board of Directors on July 17, 2001, also without shareholder approval. This plan provided for the granting of nonqualified stock options to any employee who was actively employed by Cognex and is not an officer or director of Cognex. The maximum number of shares of common stock available for grant under the plan was 400,000 shares. All option grants have an exercise price per share that is no less than the fair market value per share of Cognex common stock on the grant date and have a term that is no longer than fifteen years from the grant date. All 400,000 stock options have been granted under the 2001 Interim General Stock Incentive Plan.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table shows as of the Record Date, any person who is known by us to be the beneficial owner of more than five percent of our common stock. For purposes of this proxy statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Exchange Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, agreement, understanding, relationship or otherwise has or shares the power to vote such security or to dispose of such security.

	Amount and
	Nature of
	Beneficial		Percent
Name and Address of Beneficial Owner	Ownership		of Class(1)

Royce & Associates, LLC	5,009,890	(2)	●	%
745 Fifth Avenue
New York, NY 10151
Robert J. Shillman	●	(3)	●	%
Cognex Corporation
One Vision Drive
Natick, MA 01760
BlackRock, Inc.	2,925,544	(4)	●	%
40 East 52nd Street
New York, NY 10022
Lord, Abbett & Co. LLC	2,413,661	(5)	●	%
90 Hudson Street
Jersey City, NJ 07302
Brown Capital Management, LLC	2,099,890	(6)	●	%
1201 N. Calvert Street
Baltimore, MD 21202

(1)	Percentages are calculated on the basis of ● shares of our common stock outstanding as of October 10, 2011. The total number of shares outstanding used in this calculation also assumes that the currently exercisable options or options which become exercisable within 60 days of October 10, 2011 held by the specified person are exercised but does not include the number of shares of our common stock underlying options held by any other person.

(2)	Information regarding Royce & Associates, LLC is based solely upon a Schedule 13G filed by Royce & Associates with the Securities and Exchange Commission (“SEC”) on January 12, 2011, which indicates that Royce & Associates held sole voting and dispositive power over 5,009,890 shares. Per the Schedule 13G, these shares were held in various accounts managed by Royce & Associates, with the interest of one account, Royce Premier Fund, amounting to 2,957,717 shares.

(3)	Except as noted below, Dr. Shillman held sole voting and dispositive power over the shares listed. Includes ● shares which Dr. Shillman has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of October 10, 2011. Also includes 700 shares held by Dr. Shillman’s wife and 7,000 shares held by Dr. Shillman’s children, which Dr. Shillman may be deemed to beneficially own but as to which he disclaims beneficial ownership.

(4)	Information regarding BlackRock, Inc. is based solely upon a Schedule 13G filed by BlackRock with the SEC on February 3, 2011, which indicates that BlackRock held sole voting and dispositive power over 2,925,544 shares.

(5)	Information regarding Lord, Abbett & Co. LLC is based solely upon a Schedule 13F filed by Lord, Abbett & Co. LLC with the SEC on August 12, 2011, which indicates that Lord, Abbett & Co. held sole voting power over 2,212,881 shares and sole dispositive power over 2,413,661 shares.

(6)	Information regarding Brown Capital Management, LLC is based solely upon a Schedule 13G filed by Brown Capital Management with the SEC on August 8, 2011, which indicates that Brown Capital Management held sole voting power over 1,258,160 shares and sole dispositive power over 2,099,890 shares.

Security Ownership of Directors and Executive Officers

The following information is furnished as of the Record Date, with respect to our common stock beneficially owned within the meaning of Rule 13d-3 of the Exchange Act by each of our Directors, by each of the “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) and by all of our Directors and executive officers as a group. Unless otherwise indicated, the individuals named held sole voting and investment power over the shares listed below. The address for each individual is c/o Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760.

Amount and
Nature of
	Beneficial	Percent
Name	Ownership(1)	of Class(2)

Robert J. Shillman	● (3)	●	%
Anthony Sun	●		*
Robert J. Willett	●		*
Patrick A. Alias	●		*
Richard A. Morin	●		*
Reuben Wasserman	●		*
Theodor Krantz	●		*
Jerald G. Fishman	●		*
Jeffrey B. Miller	● (4)		*
All Directors and Executive Officers as a group (9 persons)	● (5)	●	%

*	Less than 1%

(1)	Includes the following shares which the specified individual has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of October 10, 2011: Dr. Shillman, ● shares; Mr. Sun, ● shares; Mr. Willett, ● shares; Mr. Alias, ● shares; Mr. Morin, ● shares; Mr. Wasserman, ● shares; Mr. Krantz, ● shares; and Mr. Fishman, ● shares.

(2)	Percentages are calculated on the basis of ● shares of our common stock outstanding as of October 10, 2011. The total number of shares outstanding used in this calculation also assumes that the currently exercisable options or options which become exercisable within 60 days of October 10, 2011 held by the specified person are exercised but does not include the number of shares of our common stock underlying options held by any other person.

(3)	See Footnote (3) under “Security Ownership of Certain Beneficial Owners.”

(4)	Mr. Miller has shared voting and investment power with respect to 200 shares owned jointly with his spouse.

(5)	Includes ● shares which certain Directors and named executive officers have the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of October 10, 2011.

SHAREHOLDER PROPOSALS

Under regulations adopted by the SEC, any proposal submitted for inclusion in our proxy statement relating to our 2012 Annual Meeting of Shareholders must be received at our principal executive offices in Natick, Massachusetts on or before November 19, 2011. Our receipt of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

In addition to the SEC’s requirements regarding shareholder proposals, our by-laws contain provisions regarding matters to be brought before shareholder meetings. If shareholder proposals, including proposals regarding the election of Directors, are to be considered at the 2012 Annual Meeting of Shareholders, notice of them whether or not they are included in our proxy statement and form of proxy, must be given by personal delivery or by U.S. mail, postage prepaid, to the Secretary of Cognex Corporation on or before February 10, 2012. The notice must set forth:

•	information concerning the shareholder, including his or her name and address;

•	a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the matter specified in the notice; and

•	such other information as would be required to be included in a proxy statement soliciting proxies for the presentation of such matter to the meeting.

Shareholder proposals with respect to the election of Directors must also contain other information set forth in our by-laws. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals subject to the SEC’s rules governing the exercise of this authority. We suggest that any shareholder proposal be submitted by certified mail, return receipt requested.

OTHER MATTERS

Under Massachusetts law, where we are incorporated, an item may not be brought before our shareholders at a special meeting unless it is within the purpose or purposes described in the notice of the special meeting.

We will provide shareholders with a copy of our Annual Report on Form 10-K, including the financial statements and schedules to such report, required to be filed with the SEC for our most recent fiscal year, without charge, upon receipt of a written request from such person. Such request should be sent to Department of Investor Relations, Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760.

By Order of the Board of Directors

Anthony J. Medaglia, Jr., Secretary

Natick, Massachusetts
October ● , 2011

APPENDIX A

COGNEX CORPORATION
2001 GENERAL STOCK OPTION PLAN
As Amended and Restated

1.	PURPOSE OF THE PLAN.

This stock option plan (the “Plan”) is intended to provide a means by which eligible employees of Cognex Corporation (the “Company”) and any present or future subsidiaries of the Company may purchase common stock in the Company through the exercise of stock options.

2.	STOCK SUBJECT TO THE PLAN.

(a) The maximum number of shares of common stock, par value $.002 per share, of the Company (“Common Stock”) available for stock options granted under the Plan shall be 7,110,000 shares of Common Stock. The maximum number of shares of Common Stock available for grants shall be subject to adjustment in accordance with Section 11 hereof. Shares issued under the Plan may be authorized but unissued shares of Common Stock or, to the extent applicable, shares of Common Stock held in treasury.

(b) To the extent that any stock option shall lapse, terminate, expire or otherwise be cancelled without the issuance of shares of Common Stock, the shares of Common Stock covered by such option shall again be available for the granting of stock options. Notwithstanding the foregoing, shares tendered or held back upon option exercises to cover the exercise price or tax withholding shall not be added to the shares of Common Stock authorized for grants under the Plan. In the event the Company repurchases shares of Common Stock on the open market, such shares shall not be added to the shares of Common Stock available for issuance under the Plan.

(c) Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee (as defined in Section 3 below).

3.	ADMINISTRATION OF THE PLAN.

(a) At the discretion of the Company’s Board of Directors, the Plan shall be administered either: (i) by the full Board of Directors of the Company; or (ii) by a committee (the “Committee”) consisting of two or more members of the Company’s Board of Directors. In the event the full Board of Directors is the administrator of the Plan, references herein to the Committee shall be deemed to include the full Board of Directors. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting.

(b) Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

(c) Subject to the terms of the Plan, the Committee shall have the authority to: (i) determine the employees of the Company and its subsidiaries (from among the class of employees eligible under Section 4 to receive options) to whom options may be granted; (ii) determine the time or times at which options may be granted; (iii) determine the option price of shares subject to each option which price shall not be less than the minimum price specified in Section 6; (iv) determine (subject to Section 9) the time or times when each option shall become exercisable and the duration of the exercise period; (v) determine the extent and nature of any restrictions on any options or shares (including any repurchase rights and any forfeiture of options and shares for engaging in activities detrimental to the interests of the Company or any of its subsidiaries); and (vi) determine the size of any options under the Plan, taking into account the position or office of the optionee with the Company, the job performance of the optionee and such other factors as the Committee may deem relevant in the good faith exercise of its independent business judgment.

(d) The Chief Executive Officer of the Company may grant stock options under the Plan on such terms and conditions as deemed appropriate by the Chief Executive Officer; provided, however, that the terms and conditions otherwise comply with all provisions of this Plan (including the limitations of Section 2(a)), the number of shares of Common Stock underlying options granted to any one eligible individual in any calendar year may not exceed 20,000 shares per individual, and the exercise price of any option shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant. All grants by the Chief Executive Officer shall be in writing and filed with the records of the Committee.

4.	OPTIONS.

Options may be granted to any employee of the Company or of any of its subsidiaries other than an employee who is either: (i) designated by the Company as a Section 16 reporting person for purposes of the Securities Exchange Act of 1934, as amended; (ii) determined by the Company as likely to be subject to the tax deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); or (iii) a ten percent shareholder of the Company. In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant. Options granted under the Plan may be either incentive stock options qualified under Section 422 of the Code or nonqualified stock options, except no incentive stock options may be granted under the Plan until shareholder approval has been obtained.

5.	OPTION AWARD CERTIFICATE.

Each option shall be evidenced by a written or electronic document (the “Award Certificate”) which sets forth the terms of grants and which may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee. The date of grant of an option shall be as determined by the Committee or the Chief Executive Officer if acting pursuant to Section 3(d) above. More than one option may be granted to an individual.

6.	OPTION PRICE.

The option exercise price of options granted by the Committee shall be determined by the Committee, but in no event shall the option price be less than 100% of the fair market value of a share of Common Stock on the date of grant.

7.	MANNER OF PAYMENT; MANNER OF EXERCISE.

(a) The Award Certificate may provide for the payment of the exercise price by delivery of: (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options; (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised; or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee. The fair market value of any shares of the Company’s Common Stock which may be delivered upon exercise of an option shall be determined by the Committee. With the consent of the Committee, the delivery of shares used to exercise any option may be made through attestation rather than physical delivery of stock certificates. With the consent of the Committee, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of proceeds necessary to pay the exercise price and relevant taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not earlier than ten business days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

8.	EXERCISE OF OPTIONS.

Each option granted under the Plan shall, subject to the other provisions of this Plan, be exercisable at such time or times and during such period as shall be set forth in the Award Certificate; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

9.	TERM OF OPTIONS; EXERCISABILITY.

(a) Term.

(1) Except as otherwise provided in this Section 9, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the seventh business day after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

(2) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate immediately on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.

(3) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

(4) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

(5) Notwithstanding subparagraphs (2), (3) and (4) above, the Committee shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate; provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee’s employment had occurred.

(b) Exercisability.

(1) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

(2) In the event of the death of any optionee, the option granted to such optionee may be exercised by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

10.	TRANSFERABILITY.

The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution. Options shall be exercisable during the lifetime of such optionee only by him/her. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.

11.	ADJUSTMENTS FOR RECAPITALIZATIONS, REORGANIZATIONS AND OTHER EVENTS.

(a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

(b) Except as the Committee may otherwise specify with respect to particular options in the relevant Award Certificate, upon the effective time of a Sale Event, the Plan and all outstanding options granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of options theretofore granted by the successor entity, or the substitution of such options with new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (x) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding options, in exchange for the cancellation thereto, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of

Common Stock subject to outstanding options (to the extent then exercisable (after taking into account any acceleration thereof) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding options; or (y) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all outstanding options (to the extent then exercisable after taking into account any acceleration thereof) held by such grantee. For purposes of the Plan, “Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Common Stock of the Company to an unrelated third party, or (iv) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company, and “Sale Price” shall mean the value as determined by the Committee of the consideration payable, or otherwise to be received by shareholders, per share of Common Stock pursuant to a Sale Event.

(c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

(d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

12.  NO SPECIAL EMPLOYMENT RIGHTS.

Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

13.	WITHHOLDING.

The Company’s obligation to deliver shares upon the exercise of any option granted under the Plan, or to make any payments or transfers under Section 11 hereof, shall be subject to the option holder’s satisfaction of all applicable Federal, state, local, and foreign governmental tax withholding requirements. Whenever shares of Common Stock are to be delivered pursuant to the exercise of an option under the Plan, the Company shall be entitled to require as a condition of delivery that the option holder remit to the Company an amount sufficient in the opinion of the Company to satisfy all applicable tax withholding requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax required to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

14.	RESTRICTIONS ON ISSUE OF SHARES.

(a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until the delivery of any shares issued under this Plan complies with all applicable laws (including, without limitation, the Securities Act of 1933, as amended), and with the applicable rules of any stock exchange or market upon which the shares of the Company are listed or traded.

(b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

15.	LOANS.

The Company may not make loans to optionees to permit them to exercise options.

16.  NO OPTION REPRICING.

Unless otherwise approved by shareholders, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding options or affect re-pricing through cancellation and re-grants or cancellation of options in exchange for cash.

17.	EFFECTIVE DATE.

The Plan shall take effect as of the date of adoption by the Board of Directors of the Company; provided, however, that the term of the Plan shall expire on December 10, 2011 unless the restated Plan receives shareholder approval prior to such date.

18.	TERMINATION AND AMENDMENT.

If approved by shareholders, the Plan shall terminate ten (10) years from the date upon which the Plan restatement was duly approved by the Board of Directors. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable. Subject to Section 11, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor reduce the term of such option.

19.	RESERVATION OF STOCK.

The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

20.	NOTICES.

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Chief Executive Officer, and, if to an optionee, to the address as appearing on the records of the Company.

Approved by the Directors: December 11, 2001

Restatement approved by the Directors: September 30, 2011

Approved by the Shareholders:          , 2011

. MMMMMMMMMMMM Admission Ticket MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) You can vote by Internet or telephone! ADD 1 Available 24 hours a day, 7 days a week! ADD 2 ADD 3 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. ADD 4 ADD 5 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. ADD 6 Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST, on Tuesday, December 6, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CGNX • Follow the steps outlined on the secured website. ote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Special Meeting of Shareholders Proxy Card 1234 5678 9012 345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposal — The Board of Directors recommends a vote FOR Proposal 1. For Against Abstain 1. Approval of the Cognex Corporation 2001 General Stock Option Plan, as Amended and Restated. The consideration of any other business that may properly come before the meeting or any adjournment or postponement thereof. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 40 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM0 1 D V 1 2 3 4 5 3 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

Special Meeting of Shareholders Admission TicketSpecial Meeting of Cognex Corporation ShareholdersTuesday, December 6, 2011 at 9:00 a.m. Local TimeCognex CorporationOne Vision DriveNatick, MassachusettsUpon arrival, please present this admission ticket and photo identification at the registration desk.DIRECTIONS TO COGNEX CORPORATIONOne Vision DriveNatick, MA 01760Please note: Guest parking is available in the front parking lot.From Boston and Logan Airport:• Merge onto Route 90 West (Mass Turnpike) toward Worcester• From Route 90 West, take Exit 15 (I-95/Route 128) toward Waltham/Dedham• From I-95 S/Route 128 S, take Exit 20B (Route 9 West) towardFramingham/Worcester• Follow “From Route 9 West”From Route 128 (I 95):• Take Exit 20B (Route 9 West) toward Framingham/Worcester• Follow “From Route 9 West”From Route 495:• Take Exit 22 Route 90 East (Mass Turnpike) toward Framingham/Boston• Follow “From Route 90 (Mass Turnpike)”From Route 90 (Mass Turnpike):• Take Exit 13 (Natick/Framingham — Route 30) • Follow left ramp towards Natick (Route 30 East)• Follow signs to Route 9 East• Follow “From Route 9 East”From Route 9 West:• Follow Route 9 West• Look for an Audi dealership on your right as you head up a hill. At the crest ofthat hill, Vision Drive is 0.1 miles past Wethersfield Rd. Cognex is on the left ofVision Drive.From Route 9 East:• Follow Route 9 East• Take the exit ramp for Route 27 North / North Main Street• Take right onto Rutledge Road• Take right onto Wentworth Road• Take right onto Terrane Avenue• Take right onto Wethersfield Road• Take right onto Route 9 West• Take an immediate right onto Vision Drive. Cognex is on the left of Vision Drive. IF YOU HAVE NOT VOTED VIA THE INTERNET ORTELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Notice of Special Meeting of ShareholdersProxy Solicited by Board of Directors for Special Meeting — December 6, 2011Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Tuesday, December 6, 2011:The proxy statement is available at: www.envisionreports.com/CGNX.The undersigned hereby appoints Robert J. Shillman and Anthony J. Medaglia, Jr., and each of them, with full power of substitution, as proxiesto represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at theSpecial Meeting of Shareholders of Cognex Corporation to be held on December 6, 2011 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the shares represented by thisproxy will be voted FOR the listed on the reverse side.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — Cognex Corporation